Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600 * Tampa, FL 33607 * (813) 283-7000 * (813) 283-7001

NEWS RELEASE

Checkers Drive-In Restaurants, Inc. to Announce 2005 Fiscal Third
Quarter Financial Results

TAMPA, Fla., Oct. 13 /PRNewswire-FirstCall/ -- Checkers Drive-In Restaurants, Inc. (Nasdaq: CHKR) today announced that Chief Executive Officer and President Keith E. Sirois and Chief Financial Officer S. Patric Plumley will conduct a conference call on Wednesday, October 19, 2005 at 5:00 p.m. Eastern time to discuss the Company’s financial results for the fiscal third quarter ended September 12, 2005. The Company is scheduled to release its financial results on Wednesday, October 19, 2005 at the market close.

Individual investors can listen to the call at http://www.checkers.com , while institutional investors can access the call via CCBN’s password- protected event management site at http://www.streetevents.com .

The discussion can also be listened to live, toll free by dialing (888) 688-7966, or for international callers (706) 679-8587. A conference call replay will be available from 7:00 p.m. Eastern time on October 19, 2005 until 7:00 p.m. Eastern time on November 2, 2005 by dialing (800) 633-8625 or for international callers (402) 977-9141. The Conference ID for the replay is 21264731.

About Checkers Drive-In Restaurants, Inc.

Checkers Drive-In Restaurants, Inc. ( http://www.checkers.com ) is the largest double drive-thru restaurant chain in the United States. The Company develops, owns, operates and franchises quick-service Checkers and Rally’s double drive-thru restaurants. Checkers/Rally’s is the Official Burger and Drive-Thru Restaurant of NASCAR(R). In 2005, the Company received the Nation’s Restaurant News Hot! Again Award for its sizzling business performance.

Except for historical information, this announcement contains “forward- looking” and “Safe Harbor” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995.

          CONTACT:     Brad Cohen
                                   Investor Relations
                                   (203)   682-8211